UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2009

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-34277	25-1445946
(Commission file number)	(IRS employer ID)

112 Market Street, Harrisburg, Pennsylvania	17101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 231-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 18, 2009, the Registrant announced that its Board of Directors has unanimously elected President and Chief Executive Officer Andrew Samuel as Chairman of the Board, effective upon the retirement of current Chairman Kermit G. Hicks on August 31, 2009. Mr. Samuel, who will continue to serve in the roles of President and Chief Executive Officer, previously served as the founding Chairman, President and Chief Executive Officer of Graystone Financial Corp. (“Graystone”), prior to Graystone’s merger with the Registrant on March 31, 2009. A copy of a press release issued by the Registrant on August 18, 2009 is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
21	Subsidiaries of the Registrant

99.1	Press Release issued August 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Date:	August 18, 2009	By:	/s/ Andrew S. Samuel
Andrew S. Samuel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
21	Subsidiaries of the Registrant

99.1	Press Release issued August 18, 2009